                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                            May 7, 2003 (May 7, 2003)

                     ST. MARY LAND & EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)

          Delaware                    001-31539                 41-0518430
(State or other jurisdiction         (Commission              (I.R.S Employer
      of incorporation)              File Number)            Identification No.)

             1776 Lincoln Street, Suite 700, Denver, Colorado 80203
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 861-8140

                                 Not applicable
         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits.

            The following exhibit is furnished as part of this report:

            Exhibit 99.1   Press release of St. Mary Land & Exploration
                           Company dated May 7, 2003.

Item 9.  Regulation FD Disclosure (Information provided under Item 12 - Results of Operations and Financial Condition).

         The following information is furnished pursuant to Item 12 - Results of
Operations and Financial Condition. Such information is being furnished under
Item 9 of this Form 8-K in accordance with the interim guidance issued by the
Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. Such
information, including Exhibit 99.1, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the
Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

         On May 7, 2003, the registrant issued a press release announcing its first quarter 2003 financial results and updating its forecast for the second quarter and full year of 2003. As indicated in the press release, the registrant has scheduled a related first quarter 2003 earnings teleconference call for
May 8, 2003, at 10:00 AM (EDT). This press release is attached hereto as Exhibit
99.1.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ST. MARY LAND & EXPLORATION COMPANY

Date: May 7, 2003                By: /s/ RICHARD C. NORRIS
                                     ----------------------
                                     Richard C. Norris
                                     Vice President-Finance, Treasurer and
                                     Secretary